UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 1997

                            SLM FUNDING CORPORATION
                            -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                   the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                     and the SLM Student Loan Trust 1997-1)



Delaware                        33-95474/333-2502            23-2815650
--------                        -----------------            ----------
(State or other                 (Commission File             (I.R.S. employer
Jurisdiction of                  Numbers)                    Identification No.)
Identification No.)



                              777 Twin Creek Drive
                              Killeen, Texas 76543
                    ---------------------------------------
                    (Address of principal executive offices)

            Registrant's telephone number, including area code:  (817) 554-4500




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Item 5.       Other Events


              On April 25, 1997, the Sallie Mae Student Loan Trust 1995-1 made its sixth, the Sallie Mae Student Loan Trust 1996-1 made its fifth, the SLM Student Loan Trust 1996-2 made its fourth, the SLM Student Loan Trust 1996-3 made its third, and the SLM Student Loan Trust 1996-4 made its second, regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and distributed their respective Quarterly Servicing Reports, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

              The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities as of April 25, 1997.




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Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits

              (c)  Exhibits

                     19.1   Quarterly Servicing Reports



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 1997


                                             SLM FUNDING
                                               CORPORATION

                                             By:   /s/ Robert R. Levine
                                                   -----------------------------
                                             Name:     Robert R. Levine
                                             Title:    Chief Financial Officer
                                                        and Director



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                                INDEX TO EXHIBIT
                                ----------------

                                                                    Sequentially
Exhibit                                                              Numbered
 Number                              Exhibit                           Page
 ------                              -------                           ----

 19.1                     Quarterly Servicing Reports.








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